UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  May 25, 2000
                                                 -------------------------------

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Pooling and Servicing Agreement, relating to the Home Equity Asset Backed Certificates, Series 2000-HE-1)

                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                  333-15685                06-1204982
-------------------------------------------------------------------------------
     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York                10019
--------------------------------------------------------------------------------
   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code  (212) 713-2000
                                                    ----------------------------




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.     Other Events
            ------------

            On May 25, 2000 (the "Closing Date"), PaineWebber Mortgage Acceptance Corporation IV (the "Company") issued the Company's Home Equity Asset Backed Certificates, Series 2000-HE-1, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2 and Class B (the "Offered Certificates"), having an aggregate original principal balance of $200,980,445. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2000 (the "Pooling and Servicing Agreement"), among the Company, as depositor, BNC Mortgage Inc., as originator, NC Capital Corporation, as originator, Litton Loan Servicing LP, as servicer, and The Chase Manhattan Bank, as trustee. The Offered Certificates, together with the Company's Home Equity Asset Backed Certificates, Series 2000-HE-1, Class BB, Class X and Class R (collectively, the "Certificates") represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund (the "Trust Fund"), the property of which is, as of the Closing Date, primarily comprised of a pool of closed-end, fixed-rate loans which are secured by first and second lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

      (EX-4) Pooling and Servicing Agreement, dated as of May 1, 2000, among PaineWebber Mortgage Acceptance Corporation IV, BNC Mortgage Inc., NC Capital
                                          Corporation, Litton Loan Servicing LP
                                          and The Chase Manhattan Bank.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PAINEWEBBER MORTGAGE ACCEPTANCE
                                   CORPORATION IV

June 1, 2000

                                   By:  /s/ BARBARA J. DAWSON
                                       -----------------------------------------
                                       Name:   Barbara J. Dawson
                                       Title:  Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

(EX-4)                  Pooling and Servicing Agreement,                E
                        dated as of May 1, 2000, among
                        PaineWebber Mortgage Acceptance
                        Corporation IV, BNC Mortgage Inc.,
                        NC Capital Corporation, Litton Loan
                        Servicing LP and The Chase
                        Manhattan Bank.